UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                    FORM 8-K/A

                         (Orignally Filed: April 25, 2003)

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 29, 2003

                              Ohana Enterprises, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

            001-07894                                 95-2312900
            ---------                                 ----------
   (Commission File Number)        (IRS Employer Identification Number)

                             2899 Agoura Road, #168
                           Westlake Village, CA 91361
                           --------------------------
                    (Address of principal executive offices)

                                 (818) 991-6020
                                 ---------------
              (Registrant's telephone number, including area code)


                         Erly Industries, Inc.
                       Torchmail Communications, Inc.
                     Previous name of the Registrant
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS



        Effective April 21, 2003, Ohana Enterprises, Inc., a Delaware corporation (the "Company") dismissed its independent certified accountants, Jones Simkins LLP. The dismissal was authorized by the Company's Audit Committee and approved by the Board of Directors. The former accountants were dismissed by the Company on the basis of the lack of proximity - while the Company's former offices were located in Salt Lake City, Utah, the same general location as the offices of Jones Simkins LLP, the Company recently relocated its executive offices to Southern California. With a goal of reducing expenses, management believed that retaining a local auditor would be in the best interests of the Company. Jones Simkins LLP was previously engaged to audit the Company's March 31, 2002 financial statements. Except for a modification paragraph which indicated an uncertainty relating to the Company's ability to continue as a going concern, the report provided by Jones Simkins for the last year did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to audit scope or accounting principles. During the Company's most recent fiscal year and the subsequent period through April 21, 2003, there were no disagreements with the former accountants on any matter of accounting procedures, or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused them to make reference to the subject matter of the disagreement in connection with their report.



     Effective the same date, the Company's Audit Committee approved the Company's engagement of Lucas, Horsfall, Murphy & Pindroh, located in Pasadena, California, as the Company's new independent certified public accountants. During the Company's most recent fiscal year and the subsequent period prior to such appointment, the Company has not consulted the newly engaged accountant regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

     In accordance with the rules of the Securities and Exchange Commission, the Company has requested Jones Simkins LLP to furnish the Company with a letter to the Commission, which letter is filed as an Exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired:  N/A

(b)  Pro forma financial information:            N/A

(c)  Exhibits.

The following Exhibits are attached hereto and incorporated herein by reference:
Exhibit Number     Description of Exhibit
--------------     ----------------------

16.1               Letter of Jones Simkins LLP




ITEM 8. CHANGE IN FISCAL YEAR.



     In connection with the Company's acquisition of Visual Interviews, the Company's wholly-owned subsidiary, in October 2002, the Company's Board of Directors adopted the fiscal year end of Visual Interviews, resulting in a change in the Company's fiscal year end from March 31 to June 30. Future periodic reports based on the June 30th fiscal year will be filed as the same shall become due in the ordinary course of business and in accordance with Securities and Exchange Commission filing requirements.



 Pursuant to the requirement of Section 13 and 15(d) of the Securities
Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2003
                                 Ohana Enterprises, Inc.
                                 A Delaware Corporation

                                 By: /s/ Catherine Thompson
                                   ---------------------------------
                                   Catherine Thompson
                                   Chief Financial Officer, Secretary